Exhibit 24.1

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard Pinsley as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 with respect to shares of common stock of this corporation to be issued pursuant to the 2000 Stock Option Plan under the terms set forth in the registration statement(s) and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Securities Act) to such registration statement(s), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         SIGNATURE                         TITLE               DATE
         ---------                         -----               ----

/s/ Barry Pinsley                         Director        August 22, 2005
---------------------------------
Barry Pinsley


/s/ Seymour Saslow                        Director        August 25, 2005
---------------------------------
Seymour Saslow

/s/ Michael W. Wool                       Director        August 22, 2005
---------------------------------
Michael W. Wool


/s/ Alvin O. Sabo                         Director        August 22, 2005
---------------------------------
Alvin O. Sabo


/s/ Carl Helmetag                         Director        October 7, 2005
---------------------------------
Carl Helmetag


/s/ Paul J. Corr                          Director        August 23, 2005
---------------------------------
Paul J. Corr

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF SARATOGA )


On the 22ND day of August 2005, before me personally came Barry Pinsley, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                           /s/ Peggy A. Murphy
                           ----------------------------
                           Peggy A. Murphy
                           Notary Public, State of New York

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF SARATOGA )


On the 25th day of August 2005, before me personally came Seymour Saslow, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                           /s/ Peggy A. Murphy
                           ----------------------------
                           Peggy A. Murphy
                           Notary Public, State of New York


STATE OF VERMONT     )
                     ) ss.:
COUNTY OF CHITTENDEN )


On the 22nd day of August 2005, before me personally came Michael W. Wool, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                           /s/ Sheri Lehouiller
                           ----------------------------
                           Sheri Lehouiller
                           Notary Public

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF ALBANY  )


On the 22nd day of August 2005, before me personally came Alvin O. Sabo, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                           /s/ Paulette Allen Olmstead
                           ---------------------------
                           Paulette Allen Olmstead
                           Notary Public, State of New York

COMMONWEALTH OF PENNSYLVANIA )
                             ) ss.:
COUNTY OF PHILADELPHIA       )


On the 7th day of October 2005, before me personally came Carl Helmetag, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                           /s/ Lorraine C. Clarke
                           ---------------------------
                           Notary Public

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF SARATOGA )


On the 23rd day of August 2005, before me personally came Paul J. Corr, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                           /s/ Janice R. Corr
                           ---------------------------
                           Janice R. Corr
                           Notary Public, State of New York